Filed under Rules 497(e) and 497(k)

Registration No. 033-52742

SunAmerica Series Trust

SA Franklin Small Company Value Portfolio

(the “Portfolio”)

Supplement dated October 30, 2018 to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2018, as supplemented and amended to date

Effective on or about November 1, 2018, Franklin Advisory Services, LLC (“FASL”), the Portfolio’s subadviser, will transfer all of its personnel, assets and liabilities to its affiliate, Franklin Mutual Advisers, LLC (“FMA”). As a result, FMA will assume all of FASL’s obligations under the Subadvisory Agreement between FASL and SunAmerica Asset Management, LLC, the Portfolio’s investment adviser. FMA does not anticipate any change to the portfolio management team or other key personnel who provide services to the Portfolio as a result of the transfer.

Effective on or about November 1, 2018, all references to FASL in the Portfolio’s Summary Prospectus, Prospectus and SAI are removed and replaced with Franklin Mutual Advisers, LLC or FMA, respectively.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Summary Prospectus, Prospectus or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.